EXHIBIT 99.B

Boston Capital Tax Credit Fund IV LP - Series 20
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
2730 LAFFERTY ST	5,035,305	435,550	3,717,895	4,177,921	435,550	7,895,816	8,331,366	2,735,622	09/95	06/94	5-27.5
ASHBURY APTS	1,174,146	148,007	2,158,237	68,877	148,007	2,227,114	2,375,121	596,324	06/94	04/94	5-27.5
BENNETS PT	1,333,699	71,749	1,557,622	18,696	71,749	1,576,318	1,648,067	476,931	08/94	03/94	5-27.5
BRADLEY ELDERLY	793,121	4,000	986,204	(20,018)	4,000	966,186	970,186	260,908	03/95	08/94	5-27.5
BREEZE COVE	2,674,251	128,751	5,333,835	34,529	128,751	5,368,364	5,497,115	1,656,359	10/94	05/94	5-27.5
CASCADES COMMONS	14,387,928	5,131,293	2,743,532	23,525,751	3,375,809	26,269,283	29,645,092	5,990,871	10/95	06/94	5-27.5
CLARKESVILLE ESTATES	689,275	28,550	838,235	14,349	28,550	852,584	881,134	330,951	09/94	06/94	5-27.5
COLLEGE GREEN	3,727,860	225,000	6,813,536	33,373	225,000	6,846,909	7,071,909	1,807,838	08/95	03/95	5-27.5
CONCORDIA HOUSING	1,456,072	0	1,997,510	0	0	1,997,510	1,997,510	368,008	07/95	08/94	10-40
COUSHATTA SR II	707,877	25,700	904,920	2,640	25,700	907,560	933,260	177,489	03/94	05/94	5-27.5
CYNTHIANA HOUSING	796,049	32,117	1,016,135	678,695	32,117	1,694,830	1,726,947	507,128	04/95	10/94	5-27.5
EAST DOUGLAS	2,119,080	23,913	2,593,259	1,437,663	23,913	4,030,922	4,054,835	924,447	12/95	07/94	5-27.5
EDISON LANE	715,134	6,900	951,249	1,156	6,900	952,405	959,305	240,479	10/95	09/94	5-27.5
EVERGREEN HILLS	2,754,409	157,537	4,337,312	565,830	157,537	4,903,142	5,060,679	1,596,496	01/95	08/94	5-27.5
FAIR OAKS	1,405,721	123,600	1,767,207	2,689	125,000	1,769,896	1,894,896	471,816	05/95	07/94	5-27.5
FLORAL ACRES	1,026,311	148,672	1,187,134	28,441	148,672	1,215,575	1,364,247	219,395	08/94	05/94	5-27.5
FOREST GLEN	1,321,933	84,800	1,663,592	5,199	109,800	1,668,791	1,778,591	476,700	02/95	07/94	5-27.5
FRANKLINTON ELDERLY	1,685,752	64,300	2,074,319	11,362	64,300	2,085,681	2,149,981	381,511	10/94	04/94	5-50
GOLDENROD LTD	7,251,910	800,000	13,425,210	80,115	770,000	13,505,325	14,275,325	3,521,704	06/95	04/94	5-27.5
HARRISONBURG	683,054	10,160	877,026	0	10,160	877,026	887,186	188,829	01/94	05/94	7-40
NORTHFIELD	2,863,971	192,208	4,326,388	2,146,441	193,208	6,472,829	6,666,037	1,651,456	05/95	06/94	5-27.5
PARKSIDE HOUSING	662,454	80,000	943,917	51,750	80,000	995,667	1,075,667	290,537	01/94	12/94	5-27.5
SHADY LANE	936,466	60,000	1,157,181	0	60,000	1,157,181	1,217,181	237,256	10/93	05/94	5-27.5
VIRGINIA AVENUE	1,286,850	121,238	3,510,339	9,654	121,238	3,519,993	3,641,231	986,387	10/94	10/94	5-27.5

	57,488,628	8,104,045	66,881,794	32,875,113	6,345,961	99,756,907	106,102,868	26,095,442

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 20

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	47,152,331
Improvements, etc	0
Other	0
		$47,152,331
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$47,152,331
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,999,847
Improvements, etc	50,521,023
Other	0
		$57,520,870
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$104,673,201
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	718,412
Other	0
		$718,412
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$105,391,613
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	286,982
Other	0
		$286,982
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$105,678,595
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	152,834
Other	0
		$152,834
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$105,831,429
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	55,995
Other	0
		$55,995
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$105,887,424
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,819
Other	0
		$90,819
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$105,978,243
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	124,625
Other	0
		$124,625
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$106,102,868

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/94		$0
Current year expense	$509,226
Balance at close of period - 3/31/95		$509,226
Current year expense	$2,750,192
Balance at close of period - 3/31/96		$3,259,418
Current year expense	$3,936,515
Balance at close of period - 3/31/97		$7,195,933
Current year expense	$3,837,060
Balance at close of period - 3/31/98		$11,032,933
Current year expense	$3,805,824
Balance at close of period - 3/31/99		$14,838,817
Current year expense	$3,729,052
Balance at close of period - 3/31/99		$18,567,869
Current year expense	$3,774,641
Balance at close of period - 3/31/01		$22,342,510
Current year expense	$3,752,932
Balance at close of period - 3/31/02		$26,095.442

Boston Capital Tax Credit Fund II Limited Partnership - Series 21
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
ATLANTIC CITY	5,175,000	100,000	8,334,766	(8,334,766)	0	0	0	0	10/95	09/94	5-27.5
BLACK RIVER RUN	1,207,451	15,000	2,171,360	11,356	15,000	2,182,716	2,197,716	456,734	12/94	10/94	5-27.5
CAMPTON HOUSING	1,019,644	74,511	1,256,245	38,703	74,511	1,294,948	1,369,459	259,298	10/94	08/94	5-40
CATTARAGUS MANOR	1,087,704	56,630	1,238,241	183,333	56,630	1,421,574	1,478,204	261,338	04/95	08/94	5-27.5
CENTRUM FAIRFAX	5,800,847	1,160,250	7,247,614	(193,671)	1,160,250	7,053,943	8,214,193	1,114,985	09/95	11/94	5-30
CENTRUM FREDERICK	4,804,510	1,380,000	6,922,259	(86,761)	1,080,000	6,835,498	7,915,498	1,123,359	09/95	10/94	5-27.5
FORT HALIFAX	1,125,719	120,000	1,324,762	260,532	121,200	1,585,294	1,706,494	399,306	01/95	09/94	5-27.5
HAVELOCK MANOR	1,834,533	120,000	2,194,078	13,513	120,000	2,207,591	2,327,591	440,306	10/95	12/94	5-27.5
HOLLY VILLAGE	710,114	15,270	962,236	5,813	15,270	968,049	983,319	260,090	06/95	08/94	5-27.5
LIVE OAK VILLAGE	758,830	63,210	899,606	29,036	63,210	928,642	991,852	164,931	07/95	10/94	6-40
LOOKOUT RIDGE	633,681	62,000	1,639,096	0	62,000	1,639,096	1,701,096	417,221	12/94	12/94	5-27.5
PINEDALE II	1,355,307	27,906	2,876,158	4,000	12,906	2,880,158	2,893,064	588,874	12/94	10/94	5-27.5
PUMPHOUSE CROSSING	1,239,152	10,000	2,431,087	15,520	10,000	2,446,607	2,456,607	522,852	12/94	10/94	5-27.5
TOWERVIEW	1,120,036	46,629	1,571,026	78,780	46,629	1,649,806	1,696,435	306,689	05/95	11/94	5-27.5

	27,872,528	3,251,406	41,068,534	(7,974,612)	2,837,606	33,093,922	35,931,528	6,315,983

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 21

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/94			$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,011,014
Improvements, etc	0
Other	0
			$14,011,014
Deductions during period:
Cost of real estate sold	$0
Other	0
			$0
Balance at close of period - 3/31/95			$14,011,014
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,821,601
Improvements, etc	693,221
Other	0
			$32,514,822
Deductions during period:
Cost of real estate sold	$0
Other	0
			$0
Balance at close of period - 3/31/96			$46,525,836
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	102,815
Other	0
			$102,815
Deductions during period:
Cost of real estate sold	$(1,512,675)
Other	(193,671)
			$(1,706,346)
Balance at close of period - 3/31/97			$44,922,305
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	108,749
Other	0
			$108,749
Deductions during period:
Cost of real estate sold	$0
Other	0
			$0
Balance at close of period - 3/31/98			$45,031,054
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,404
Other	0
			$77,404
Deductions during period:
Cost of real estate sold	$0
Other	0
			$0
Balance at close of period - 3/31/99			$45,108,458
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	135,007
Other	0
			$135,007
Deductions during period:
Cost of real estate sold	$0
Other	0
			$0
Balance at close of period - 3/31/00			$45,243,465
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	38,153
Other	0
			$38,153
Deductions during period:
Cost of real estate sold	$0
Other	0
		$
Balance at close of period - 3/31/01			$45,281,618
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	46,621
Other	0
			$46,621
Deductions during period:
Cost of real estate sold	$0
Other	(9,396,711)
			$(9,396,711)
Balance at close of period - 3/31/02			$35,931,528

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/94			$0
Current year expense	$117,569
Balance at close of period - 3/31/95			$117,569
Current year expense	$790,213
Balance at close of period - 3/31/96			$907,782
Current year expense	$1,104,203
Balance at close of period - 3/31/97			$2,011,985
Current year expense	$1,204,163
Balance at close of period - 3/31/98			$3,216,148
Current year expense	$1,204,255
Balance at close of period - 3/31/99			$4,420,403
Current year expense	$1,205,452
Balance at close of period - 3/31/00			$5,625,855
Current year expense	$1,193,549
Balance at close of period - 3/31/01			$6,819,404
Current year expense	$(503,421)
Balance at close of period - 3/31/02			$6,315,983

Boston Capital Tax Credit Fund IV Limited Partnership - Series 22
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
ALBAMARLE VILLAGE	1,431,305	91,280	1,720,443	18,690	91,280	1,739,133	1,830,413	524,048	09/94	09/94	5-27.5
BAYOU CROSSING	8,651,693	867,209	16,061,472	60,768	857,500	16,122,240	16,979,740	2,713,818	01/96	11/94	12-39
BELLWOOD LP	1,240,063	64,715	1,505,852	83,954	64,715	1,589,806	1,654,521	278,696	07/95	09/95	5-27.5
BIRCH RIDGE	2,800,000	178,000	0	5,676,920	178,000	5,676,920	5,854,920	907,897	03/96	01/95	5-40
BLACK RIVER RUN	1,207,451	15,000	2,171,360	11,356	15,000	2,182,716	2,197,716	456,734	12/94	04/95	5-27.5
CLARENDON COURT	1,440,499	41,930	1,799,906	1,329	41,930	1,801,235	1,843,165	484,025	04/95	10/94	7-27.5
COBBLESTONE	1,406,530	79,567	1,679,627	6,537	79,567	1,686,164	1,765,731	504,399	05/94	01/95	5-27.5
CONCORDIA II	1,485,076	169,820	1,854,563	0	179,040	1,854,563	2,033,603	349,782	11/95	01/95	10-40
CONCORDIA III	1,475,423	0	0	1,895,814	172,090	1,895,814	2,067,904	342,158	12/95	02/95	10-40
CRYSTAL CITY FESTUS	1,404,571	120,732	3,137,651	50,464	120,732	3,188,115	3,308,847	794,864	11/95	01/95	5-27.5
DRAKES BRANCH	1,258,430	75,473	1,511,490	(50,471)	75,473	1,461,019	1,536,492	399,097	06/95	01/95	5-27.5
EDMOND PROP	3,814,430	160,000	0	7,037,006	160,000	7,037,006	7,197,006	1,383,325	03/96	11/94	5-27.5
ELKS TOWER	823,176	10,000	1,344,357	304,286	10,000	1,648,643	1,658,643	286,708	12/96	10/95	27.5
FONDA LP	1,019,160	25,000	1,310,014	52,050	25,000	1,362,064	1,387,064	399,025	10/94	12/94	5-27.5
GOLDENROD	7,251,910	770,000	13,323,746	181,579	770,000	13,505,325	14,275,325	3,521,704	06/95	03/95	7-27.5
KIMBARK 1200	1,970,618	495,120	3,102,192	72,433	495,120	3,174,625	3,669,745	496,685	12/95	09/95	40
LAKE STREET	1,351,794	20,000	1,846,543	80,799	20,000	1,927,342	1,947,342	347,456	09/95	04/95	5-27.5
LAKE CITY	1,164,125	111,455	1,415,690	0	111,455	1,415,690	1,527,145	215,622	08/98	06/98	5-27.5
LOST TREE	1,569,567	85,000	4,510,201	19,770	85,000	4,529,971	4,614,971	884,527	06/95	04/95	5-27.5
MARKSVILLE SQUARE	954,843	66,000	250,449	991,758	66,000	1,242,207	1,308,207	195,473	01/96	01/95	5-40
PHILADELPHIA HOUSING I	540,455	13,750	757,989	14,994	13,750	772,983	786,733	103,770	08/95	07/95	5-27.5
PHILADELPHIA HOUSING II	844,462	25,000	1,219,579	16,280	25,000	1,235,859	1,260,859	164,726	08/95	07/95	5-27.5
QUANKEY HILLS	1,004,898	51,368	1,189,397	4,656	51,368	1,194,053	1,245,421	328,641	03/95	01/95	5-27.5
RICHMOND HARDIN	862,633	55,000	2,143,538	21,300	55,232	2,164,838	2,220,070	611,308	02/95	12/94	5-27.5
ROXBURY VETERANS	715,700	0	0	1,288,143	27,956	1,288,143	1,316,099	247,407	05/97	12/96	5-27.5
SACRAMENTO APTS	432,147	18,000	575,442	0	18,000	575,442	593,442	142,182	09/95	08/95	5-27.5
SALEM LP	947,884	33,093	1,132,389	4,657	33,093	1,137,046	1,170,139	322,195	12/94	01/95	5-27.5
SWEDESBORO HOUSING	1,806,248	168,295	1,814,291	(24,245)	168,295	1,790,046	1,958,341	329,657	06/95	07/95	5-27.5
TROY VILLA	1,889,332	231,605	4,084,841	8,999	231,605	4,093,840	4,325,445	1,152,492	06/95	12/94	5-27.5

	52,764,423	4,042,412	71,463,022	17,829,826	4,242,201	89,292,848	93,535,049	18,888,421

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2001.

There we no carrying costs as of December 31, 2001. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 22

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/94		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,699,758
Improvements, etc	0
Other	0
		$2,699,758
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$2,699,758
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	75,121,060
Improvements, etc	15,793
Other	0
		$75,136,853
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$77,836,611
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	16,438,316
Other	0
		$16,438,316
Deductions during period:
Cost of real estate sold	(3,852,006)
Other	0
		$(3,852,006)
Balance at close of period - 3/31/97		$90,422,921
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,217,148
Other	0
		$1,217,148
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$91,640,069
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	1,515,875
Improvements, etc	64,662
Other	0
		$1,580,537
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$93,220,606
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	186,728
Other	0
		$186,728
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$93,407,334
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	5,064
Other	0
		$5,064
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$93,412,398
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	122,651
Other	0
		$122,651
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$93,535,049

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/94		$0
Current year expense	$16,389
Balance at close of period - 3/31/95		$16,389
Current year expense	$1,685,278
Balance at close of period - 3/31/96		$1,701,667
Current year expense	$2,638,228
Balance at close of period - 3/31/97		$4,339,895
Current year expense	$2,931,844
Balance at close of period - 3/31/98		$7,271,739
Current year expense	$2,937,708
Balance at close of period - 3/31/99		$10,209,447
Current year expense	$2,916,355
Balance at close of period - 3/31/00		$13,125,802
Current year expense	$2,896,137
Balance at close of period - 3/31/01		$16,021,939
Current year expense	$2,866,482
Balance at close of period - 3/31/02		$18,888,421

Boston Capital Tax Credit Fund II Limited Partnership - Series 23
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
BARLEE PROPERTIES	783,479	64,000	1,641,754	950	64,000	1,642,704	1,706,704	383,032	11/95	07/95	5-30
BAYOU CROSSING	8,651,693	857,500	16,061,472	60,768	857,500	16,122,240	16,979,740	2,713,818	01/96	02/95	12-39
BIRCH RIDGE	2,800,000	178,000	0	5,676,920	178,000	5,676,920	5,854,920	907,897	03/96	01/95	5-40
BRODERICK HOUSING	2,028,912	275,037	4,540,011	93,141	275,037	4,633,152	4,908,189	726,781	06/96	08/95	7-27.5
COLONNA REDEVELOPMENT	1,055,635	374,310	3,470,813	19,650	374,310	3,490,463	3,864,773	648,210	05/94	05/95	7-40
CONCORDIA II	1,485,076	169,820	1,854,563	0	179,040	1,854,563	2,033,603	349,782	11/95	01/95	10-40
CONCORDIA III	1,475,423	0	0	1,895,814	172,090	1,895,814	2,067,904	342,158	12/95	02/95	7-27.5
CRYSTAL CITY FESTUS	1,404,571	120,732	3,137,651	50,464	120,732	3,188,115	3,308,847	794,864	11/95	02/95	5-40
EDMOND PROP	3,814,430	160,000	0	7,037,006	160,000	7,037,006	7,197,006	1,383,325	03/96	11/94	5-40
HALLS FERRY APTS.	1,136,933	5,064	2,984,978	197,648	5,064	3,182,626	3,187,690	530,099	12/95	08/95	5-40
HURLEYVILLE	1,161,216	143,182	1,549,696	17,186	143,182	1,566,882	1,710,064	258,204	12/95	07/95	5-15
ITHACA I APTS.	649,142	37,945	808,775	8,993	37,945	817,768	855,713	165,286	07/95	11/95	7-27.5
KIMBARK 1200	1,970,618	495,120	3,102,192	72,433	495,120	3,174,625	3,669,745	496,685	12/95	09/95	5-40
MATHIS APTS.	904,747	25,819	1,176,999	34,988	25,819	1,211,987	1,237,806	206,385	01/95	01/95	5-40
MID CITY ASSOC	2,849,466	15,058	6,616,466	0	15,058	6,616,466	6,631,524	1,794,139	06/94	09/95	5-27.5
ORANGE GROVE	662,903	43,180	824,814	24,713	43,180	849,527	892,707	156,627	02/95	01/95	5-40
PHILMONT	1,485,799	40,000	1,885,476	29,018	40,000	1,914,494	1,954,494	506,282	05/95	05/95	5-40
SACRAMENTO SRO	2,465,502	0	0	5,370,627	133,000	5,370,627	5,503,627	774,288	12/96	09/95	7-39
SOUTH HILLS	1,842,676	131,000	1,261,754	2,632,595	131,000	3,894,349	4,025,349	653,379	02/96	06/95	5-40
ST. PETERS VILLA	1,791,981	425,974	0	3,487,498	425,974	3,487,498	3,913,472	852,984	03/96	07/95	5-27.5
VILLAGE WOODS	1,562,068	51,080	3,637,023	341,539	51,080	3,978,562	4,029,642	652,086	12/95	05/95	5-40
WOODLAND PROP	299,874	30,000	593,884	0	30,000	593,884	623,884	141,357	06/95	07/95	7-30

	42,282,144	3,642,821	55,148,321	27,051,951	3,957,131	82,200,272	86,157,403	15,437,668

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 23

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	58,791,142
Improvements, etc	0
Other	0
		$58,791,142
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$58,791,142
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	25,651,522
Improvements, etc	0
Other	0
		$25,651,522
Deductions during period:
Cost of real estate sold	$0
Other	(21,382)
		$(21,382)
Balance at close of period - 3/31/97		$84,421,282
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	874,764
Other	0
		$874,764
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$85,296,046
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	800,197
Other	0
		$800,197
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$86,096,243
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	62,167
Other	0
		$62,167
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$86,158,410
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	24,036
Other	0
		$24,036
Deductions during period:
Cost of real estate sold	$0
Other	(222,349)
		$(222,349)
Balance at close of period - 3/31/01		$85,960,097
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	197,306
Other	0
		$197,306
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$86,157,403

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/95		$0
Current year expense	$693,729
Balance at close of period - 3/31/96		$693,729
Current year expense	$2,288,171
Balance at close of period - 3/31/97		$2,981,900
Current year expense	$2,505,105
Balance at close of period - 3/31/98		$5,487,005
Current year expense	$2,518,829
Balance at close of period - 3/31/99		$8,005,834
Current year expense	$2,486,449
Balance at close of period - 3/31/00		$10,492,283
Current year expense	$2,490,673
Balance at close of period - 3/31/01		$12,982,956
Current year expense	$2,454,712
Balance at close of period - 3/31/02		$15,437,668

Boston Capital Tax Credit Fund IV LP-Series 24
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
AUTUMN RIDGE	1,529,720	125,347	0	1,756,894	125,347	1,756,894	1,882,241	342,625	01/97	07/96	5-27.5
BROOKS SUMMIT APTS.	1,109,809	44,000	0	1,459,753	44,000	1,459,753	1,503,753	317,435	11/97	12/95	5-27.5
BROWNSVILLE ASSOC	1,194,686	58,945	1,476,197	(264,819)	58,945	1,211,378	1,270,323	223,059	0.09	09/95	5-40
CENTENARY HOUSING	2,515,000	57,760	3,697,046	38,909	57,760	3,735,955	3,793,715	644,401	12/97	05/97	5-27.5
CENTURY EAST IV APTS.	618,084	90,000	984,989	17,900	90,000	1,002,889	1,092,889	198,431	08/95	08/95	5-40
CENTURY EAST V APTS.	618,084	90,000	982,504	19,123	90,000	1,001,627	1,091,627	195,686	09/95	11/95	5-40
COMMERCE PKWY	1,816,594	242,000	1,579,251	2,770,780	242,000	4,350,031	4,592,031	1,036,514	04/97	09/95	5-27.5
COOLIDGE PINAL	1,125,644	40,000	1,363,991	4,222	40,000	1,368,213	1,408,213	222,176	04/96	04/96	5-27.5
EDENFIELD	1,264,964	10,280	1,709,535	37,190	10,280	1,746,725	1,757,005	419,286	12/96	01/96	28
ELM STREET	1,838,993	183,547	3,715,562	6,456	183,547	3,722,018	3,905,565	546,622	01/96	01/96	5-27.5
JEREMY ASSOC	3,526,678	522,890	6,954,516	355,974	522,890	7,310,490	7,833,380	1,295,516	12/95	06/96	5-40
LAKE I APTS.	599,133	85,000	1,012,730	18,118	85,000	1,030,848	1,115,848	208,322	07/95	08/95	5-40
LAURELWOOD PARK	2,333,853	230,000	5,379,607	6,801	230,000	5,386,408	5,616,408	1,101,868	10/96	02/96	5-27.5
LOS LUNAS	1,208,959	150,000	2,280,094	(38,848)	150,000	2,241,246	2,391,246	494,602	06/96	08/96	5-27.5
NEW HILLTOP	1,683,361	54,366	2,145,934	7,574	52,591	2,153,508	2,206,099	530,320	11/95	11/95	5-40
NEW MADISON PARK IV	7,553,209	541,624	11,606,586	154,609	541,624	11,761,195	12,302,819	2,511,870	03/97	05/96	5-27.5
NORTH HAMPTON PLACE	775,710	207,550	2,230,062	2,200	0	2,232,262	2,232,262	551,249	03/96	11/95	5-27.5
NORTHFIELD HOUSING	187,616	70,000	446,355	3,513	70,000	449,868	519,868	101,318	09/96	12/96	5-27.5
OVERTON ASSOC	1,220,160	130,000	1,529,213	33,365	130,000	1,562,578	1,692,578	211,402	09/96	06/96	5-40
PAHRUMP VALLEY	1,387,689	63,000	1,757,158	0	63,000	1,757,158	1,820,158	388,801	07/96	07/96	7-27.5
STANTON ASSOC	1,204,938	85,971	1,535,425	(275,101)	85,971	1,260,324	1,346,295	224,956	09/95	09/95	5-40
SG WYANDOTTE	3,287,085	950,000	0	6,616,598	950,000	6,616,598	7,566,598	1,273,652	02/97	04/96	5-27.5
WOODLAND ASSOCIATES	1,129,322	108,900	1,437,608	91,029	108,900	1,528,637	1,637,537	239,183	09/95	11/95	5-50
ZWOLLE APTS.	862,637	10,000	930,782	188,315	10,000	1,119,097	1,129,097	210,572	04/96	11/95	5-40

	40,591,928	4,151,180	54,755,145	13,010,555	3,941,855	67,765,700	71,707,555	13,489,866

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 24

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,269,744
Improvements, etc	0
Other	0
		$15,269,744
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$15,269,744
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	44,018,168
Improvements, etc	1,703,291
Other	0
		$45,721,459
Deductions during period:
Cost of real estate sold	$(4,136,393)
Other	(550,346)
		$(4,686,739)
Balance at close of period - 3/31/97		$56,304,464
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,754,806
Improvements, etc	10,437,670
Other	0
		$14,192,476
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$70,496,940
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	435,029
Other	0
		$435,029
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$70,931,969
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	422,139
Other	0
		$422,139
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$71,354,108
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	83,882
Other	0
		$83,882
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$71,437,990
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	269,565
Other	0
		$269,565
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$71,707,555

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/95		$0
Current year expense	$176,661
Balance at close of period - 3/31/96		$176,661
Current year expense	$1,093,319
Balance at close of period - 3/31/97		$1,269,980
Current year expense	$2,321,086
Balance at close of period - 3/31/98		$3,591,066
Current year expense	$2,545,309
Balance at close of period - 3/31/99		$6,136,375
Current year expense	$2,475,802
Balance at close of period - 3/31/00		$8,612,177
Current year expense	$2,442,201
Balance at close of period - 3/31/01		$11,054,378
Current year expense	$2,435,488
Balance at close of period - 3/31/02		$13,489,866

Boston Capital Tax Credit Fund II Limited Partnership - Series 25
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
352 LENOX AVE	525,522	6,250	167,568	1,616,323	6,250	1,783,891	1,790,141	295,306	09/97	10/96	5-27.5
CENTURY EAST II	531,582	70,000	888,314	24,703	70,000	913,017	983,017	159,224	06/96	08/96	5-27.5
DOGWOOD PARK	2,559,756	235,000	0	6,485,999	241,948	6,485,999	6,727,947	1,327,333	10/96	12/95	5-27.5
DUBLIN HOUSING TWO	677,221	15,000	0	816,370	15,000	816,370	831,370	169,540	12/96	09/96	5-27.5
ETHEL HOUSING	809,118	18,600	1,058,460	109,604	18,600	1,168,064	1,186,664	165,320	12/96	06/96	5-27.5
HORSE CAVE	842,189	75,000	1,053,944	5,561	75,000	1,059,505	1,134,505	158,788	11/96	05/96	5-27.5
HURRICANE HILLS	1,248,559	150,000	416,357	3,243,817	248,816	3,660,174	3,908,990	449,231	04/97	09/96	5-27.5
LAURELWOOD PARK	2,333,853	230,000	5,379,607	6,801	230,000	5,386,408	5,616,408	1,101,868	10/96	02/96	5-27.5
MAIN EVERETT	610,814	95,786	1,378,380	4,979	95,786	1,383,359	1,479,145	271,963	06/96	01/97	27.5
MAPLE HILL	1,021,377	182,000	1,560,386	(39,303)	182,000	1,521,083	1,703,083	178,124	02/98	02/97	5-27.5
MOKEAPOKE	1,215,580	60,000	1,907,937	0	60,000	1,907,937	1,967,937	286,570	04/96	02/96	5-27.5
MRH LP	137,392	105,726	3,610,331	179,282	105,726	3,789,613	3,895,339	789,821	06/96	01/97	5-27.5
NEW MADISON	7,553,209	541,624	11,606,586	154,609	541,624	11,761,195	12,302,819	2,511,870	03/97	05/96	5-27.5
OHIO INVESTORS	1,759,207	31,650	2,354,099	170,222	31,650	2,524,321	2,555,971	612,277	09/95	02/96	5-27.5
OSBORNE HOUSING	421,844	50,667	1,099,730	58,504	50,667	1,158,234	1,208,901	208,744	12/96	06/96	27.5
ROSE SQUARE	387,827	106,942	615,913	19,521	106,942	635,434	742,376	76,070	02/97	10/96	5-27.5
SANDSTONE VILLAGE	1,201,105	96,047	0	2,600,742	96,047	2,600,742	2,696,789	535,167	08/96	11/95	5-27.5
SHANNON HOUSING	1,257,356	34,800	1,466,352	157,707	34,800	1,624,059	1,658,859	241,316	01/97	04/96	40.7
SMITH HOUSE	1,949,522	107,284	5,108,688	218,295	107,284	5,326,983	5,434,267	1,173,830	03/97	04/96	5-27..5
SG WAYNDOTTE	3,287,085	950,000	1,254,765	5,361,833	950,000	6,616,598	7,566,598	1,273,652	02/97	04/96	5-27.5
SUTTON PLACE	6,025,000	352,500	7,055,577	1,106,452	352,500	8,162,029	8,514,529	2,011,423	10/97	11/96	5-27.5
WEST POINT HOUSING	1,114,578	75,000	1,188,623	471,095	75,000	1,659,718	1,734,718	235,419	04/96	09/96	40.7

	37,469,696	3,589,876	49,171,617	22,773,116	3,695,640	71,944,733	75,640,373	14,232,856

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 25

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/95		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	331,047
Improvements, etc	0
Other	0
		$331,047
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$331,047
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	43,624,585
Improvements, etc	9,149,104
Other	0
		$52,773,689
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$53,104,736
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,458,443
Improvements, etc	15,277,130
Other	0
		$20,735,573
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$73,840,309
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	651,749
Other	0
		$651,749
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$74,492,058
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	282,521
Other	0
		$282,521
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$74,774,579
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	572,576
Other	0
		$572,576
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$75,347,155
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	293,218
Other	0
		$293,218
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$75,640,373

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/95		$0
Current year expense	$20,636
Balance at close of period - 3/31/96		$20,636
Current year expense	$1,056,849
Balance at close of period - 3/31/97		$1,077,485
Current year expense	$2,388,275
Balance at close of period - 3/31/98		$3,465,760
Current year expense	$2,657,320
Balance at close of period - 3/31/99		$6,123,080
Current year expense	$2,661,938
Balance at close of period - 3/31/00		$8,785,018
Current year expense	$2,765,041
Balance at close of period - 3/31/01		$11,550,059
Current year expense	$2,682,797
Balance at close of period - 3/31/02		$14,232,856

Boston Capital Tax Credit Fund IV LP-Series 26
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
200 EAST AVE LP	9,154,670	61,000	7,896,816	2,369,019	61,000	10,265,835	10,326,835	677,389	07/00	01/99	12-40
AVA LP	1,274,389	82,757	914,666	604,352	82,757	1,519,018	1,601,775	178,477	04/98	11/97	5-27.5
BEAUREGARD APTS	820,545	70,000	1,640,768	0	70,000	1,640,768	1,710,768	241,488	09/96	08/96	7-40
BECKWOOD MANOR ONE	1,036,514	20,000	1,335,215	2,420	20,000	1,337,635	1,357,635	292,562	10/96	08/96	5-27.5
BRADLEY PHASE I	2,014,280	290,000	3,476,912	4,136	290,000	3,481,048	3,771,048	404,736	12/97	02/97	20-40
BRADLEY PHASE II	1,181,713	190,000	2,405,548	(73,893)	190,000	2,331,655	2,521,655	274,079	12/97	02/97	20-40
BROOKHAVEN APTS	1,031,726	52,272	1,800,921	0	52,272	1,800,921	1,853,193	241,691	01/97	02/97	7-40
BUTLER APTS	168,616	2,908	314,128	0	2,908	314,128	317,036	41,585	10/96	08/96	40
CALGORY APTS I	619,570	100,000	985,781	9,926	100,000	995,707	1,095,707	180,850	12/95	02/96	5-27.5
CALGORY APTS II	621,343	100,000	988,294	13,927	100,000	1,002,221	1,102,221	180,626	12/95	02/96	5-27.5
CALGORY APTS III	617,620	100,000	983,301	13,851	100,000	997,152	1,097,152	181,389	12/95	02/96	5-27.5
CAMERON HOUSING	751,338	74,000	1,736,306	0	74,000	1,736,306	1,810,306	256,494	10/96	08/96	40
COUNTRY EDGE	1,056,876	140,000	2,258,924	13,540	140,000	2,272,464	2,412,464	267,213	12/97	07/97	5-27.5
DECRO NORDOFF	1,973,350	555,000	3,240,184	150,300	555,000	3,390,484	3,945,484	582,845	07/97	09/96	5-27.5
EAST PARK II	559,673	35,000	1,120,448	17,406	35,000	1,137,854	1,172,854	188,886	08/96	08/96	5-27.5
EDGEWOOD ESTATES	610,537	27,000	759,092	13,710	27,000	772,802	799,802	113,576	11/96	06/97	7-40
EDGEWOOD PARK	1,500,000	125,000	2,943,474	21,665	125,000	2,965,139	3,090,139	539,362	01/97	05/96	5-27.5
ESCHER STREET	2,355,473	100,000	356,532	6,198,394	100,000	6,554,926	6,654,926	899,218	05/98	04/97	5-27.5
GRANDVIEW APTS	1,145,542	180,000	2,198,865	23,465	180,000	2,222,330	2,402,330	354,842	08/96	08/96	5-27.5
GRAYSON MANOR	1,054,607	80,000	1,733,403	(8,114)	80,000	1,725,289	1,805,289	258,726	11/98	03/98	5-27.5
GVA LP	1,145,831	54,946	1,445,428	0	54,946	1,445,428	1,500,374	196,989	11/97	04/97	5-27.5
HANOVER TOWERS	4,717,692	580,000	7,092,714	(13,689)	580,000	7,079,025	7,659,025	819,934	11/97	02/97	5-27.5
HOLLY HILLS	1,278,631	60,000	1,685,727	0	60,000	1,685,727	1,745,727	206,245	08/97	05/97	5-27.5
JACKSON BOND	5,000,000	536,323	952,071	6,791,555	536,323	7,743,626	8,279,949	779,802	12/99	11/98	5-27.5
LAKE IV APTS	630,416	85,000	1,016,090	8,130	85,000	1,024,220	1,109,220	185,874	12/95	02/96	5-27.5
LAKE V APTS	604,179	85,000	1,018,755	14,807	85,000	1,033,562	1,118,562	187,039	12/95	02/96	5-27.5
LIBERTY VILLAGE	1,734,657	43,085	2,165,569	14,336	44,000	2,179,905	2,223,905	402,622	05/97	01/97	5-27.5
LITTLE VALLEY ESTATES	1,144,789	44,000	1,453,331	92,014	44,000	1,545,345	1,589,345	207,237	04/97	01/97	5-27.5
MASON LP	925,652	14,000	1,195,375	12,053	14,000	1,207,428	1,221,428	280,390	01/96	02/96	5-27.5
MAXTON GREEN	962,981	30,500	1,264,803	273	30,500	1,265,076	1,295,576	274,946	12/96	09/96	5-27.5
MB APTS	1,100,694	350,000	2,321,961	0	350,000	2,321,961	2,671,961	398,562	06/97	03/96	5-27.5
MERIDIAN HOUSING	1,125,138	72,000	1,137,270	375,001	72,000	1,512,271	1,584,271	124,267	05/99	12/98	7-40
MOSBY FOREST	699,068	31,275	1,342,190	4,656	31,275	1,346,846	1,378,121	284,561	10/96	10/96	5-27.5
NEW DEVONSHILRE II	767,474	76,211	904,064	32,858	76,211	936,922	1,013,133	193,124	12/96	01/97	5-27.5
NEW DEVONSHIRE WEST	532,970	31,000	628,776	27,295	31,000	656,071	687,071	130,628	01/97	01/97	5-27.5
POWELL VALLEY	747,632	78,947	2,310,346	4,665	78,947	2,315,011	2,393,958	324,980	12/98	03/98	5-27.5
SG HAZELTINE	1,397,272	464,955	2,934,870	286,524	464,955	3,221,394	3,686,349	617,264	01/97	06/96	5-27.5
SOUTHWIND APTS	838,317	32,000	1,607,903	0	32,000	1,607,903	1,639,903	218,985	12/96	08/96	40
TR BOBB APTS	679,001	75,000	1,530,233	0	75,000	1,530,233	1,605,233	229,916	01/96	08/96	40
TIMMONSVILLE GREEN	1,065,842	41,000	1,427,096	12,085	41,000	1,439,181	1,480,181	301,930	02/97	10/96	5-27.5
TREMONT STATION	1,042,666	35,803	1,633,750	153,925	35,803	1,787,675	1,823,478	242,893	11/96	05/96	5-27.5
THE WILLOWS	804,102	13,000	1,067,939	(1)	13,000	1,067,938	1,080,938	174,318	05/96	05/96	5-27.5
VVA LP	1,152,235	21,861	935,951	559,866	21,861	1,495,817	1,517,678	176,503	10/98	04/97	7-40
WARRENSBURG HEIGHTS	1,109,663	23,370	1,397,872	11,556	23,370	1,409,428	1,432,798	323,767	11/96	12/96	5-27.5
WPVA LP	1,159,273	45,000	929,628	546,701	45,000	1,476,329	1,521,329	185,926	03/98	04/97	5-27.5

	61,914,557	5,309,213	80,489,290	18,308,714	5,310,128	98,798,004	104,108,132	13,824,736

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2001.

There we no carrying costs as of December 31, 2001. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 26

Balance at beginning of period - 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	32,787,138
Improvements, etc	0
Other	0
		$32,787,138
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$32,787,138
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,051,915
Improvements, etc	7,109,210
Other	0
		$38,161,125
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$70,948,263
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	6,900,360
Improvements, etc	7,109,210
Other	0
		$15,122,103
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$86,070,366
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,957,816
Improvements, etc	7,497,422
Other	0
		$15,455,238
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$101,525,604
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,480,794
Other	0
		$2,480,794
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$104,006,398
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	101,734
Other	0
		$101,734
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$104,108,132

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/96		$0
Current year expense	$361,387
Balance at close of period - 3/31/97		$361,387
Current year expense	$1,764,231
Balance at close of period - 3/31/98		$2,125,618
Current year expense	$2,289,241
Balance at close of period - 3/31/99		$4,414,859
Current year expense	$2,753,759
Balance at close of period - 3/31/00		$7,168,618
Current year expense	$3,295,505
Balance at close of period - 3/31/01		$10,464,123
Current year expense	$3,360,613
Balance at close of period - 3/31/02		$13,824,736

Boston Capital Tax Credit Fund IV LP - Series 27
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
AHAB PROJ #1	480,285	2,850	1,253,094	4,639	2,850	1,257,733	1,260,583	155,925	11/97	06/97	5-27.5
ANGELOU COURT	998,130	3	2,685,763	0	3	2,685,763	2,685,766	230,112	08/99	10/97	5-27.5
CASA ROSA	901,117	0	2,487,701	712,366	0	3,200,067	3,200,067	405,004	04/98	09/97	5-27.5
CANISTEO MANOR	890,406	46,553	1,567,499	(147)	46,553	1,567,352	1,613,905	247,185	04/98	04/98	5-27.5
CENTRUM FAIRFAX II	6,547,880	1,054,099	0	7,431,128	1,054,099	7,431,128	8,485,227	874,125	06/97	08/96	5-27.5
HARBOR LP	11,717,638	1,250,000	14,491,429	(36,729)	1,250,000	14,454,700	15,704,700	1,694,204	11/97	02/97	5-40
HARRISSONVILLE	1,283,142	102,637	3,021,382	1,305	102,637	3,022,687	3,125,324	592,556	12/96	01/98	5-27.5
HOLLY HEIGHTS	494,185	31,914	0	1,780,662	31,914	1,780,662	1,812,576	168,210	08/98	04/97	5-27.5
KIEHL PARTNERS	9,200,000	747,825	13,193,825	46,037	747,825	13,239,862	13,987,687	1,536,621	06/99	11/99	5-27.5
LAKE APTS II	599,307	80,000	930,841	14,982	80,000	945,823	1,025,823	145,511	12/95	01/97	5-27.5
MAGNOLIA PLACE LP	873,890	150,000	0	1,596,432	160,500	1,596,432	1,756,932	194,220	01/98	11/97	5-27.5
NORTHROCK HOUSING	2,580,636	250,478	1,356,518	3,304,851	250,478	4,661,369	4,911,847	228,697	05/00	05/99	10-40
PEAR VILLAGE	501,495	50,000	512,155	545,102	50,000	1,057,257	1,107,257	193,743	02/97	08/96	5-27.5
RANDOLPH VILLAGE	5,458,835	1,168,500	0	9,192,092	1,168,500	9,192,092	10,360,592	1,107,026	08/97	09/96	5-27.5
SUNDAY SUN	886,169	156,600	1,638,376	0	156,600	1,638,376	1,794,976	326,759	12/96	10/96	5-27.5
WAYNE HOUSING	9,203,547	1,200,000	0	13,339,731	903,435	13,339,731	14,243,166	1,340,271	04/98	11/96	5-27.5

	52,616,662	6,291,459	43,138,583	37,932,451	6,005,394	81,071,034	87,076,428	9,440,169

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 27

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,779,730
Improvements, etc	0
Other	0
		$5,779,730
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$5,779,730
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	20,677,829
Other	17,177,150
		$37,854,979
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$43,634,709
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,738,071
Improvements, etc	17,179,919
Other	0
		$21,917,990
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$65,552,699
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,548,646
Improvements, etc	2,444,640
Other	0
		$17,993,286
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$83,545,985
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,502,518
Other	0
		$3,502,518
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$87,048,503
Additions during period:
Acquisitions through foreclosure	$
Other acquisitions
Improvements, etc	27,925
Other
		$27,925
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$87,076,428

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/96		$0
Current year expense	$10,734
Balance at close of period - 3/31/97		$10,734
Current year expense	$594,951
Balance at close of period - 3/31/98		$605,685
Current year expense	$1,573,377
Balance at close of period - 3/31/99		$2,179,062
Current year expense	$2,071,362
Balance at close of period - 3/31/00		$4,250,424
Current year expense	$2,690,062
Balance at close of period - 3/31/01		$6,940,486
Current year expense	$2,499,683
Balance at close of period - 3/31/02		$9,440,169

Boston Capital Tax Credit Fund IV LP-Series 28
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
1374 BOSTON POST ROAD	525,676	100,000	1,086,670	69,441	100,000	1,156,111	1,256,111	212,178	06/97	02/97	5-27.5
ASHBERRY MANOR	638,803	100,500	1,192,737	0	100,500	1,192,737	1,293,237	152,242	03/97	02/97	5-27.5
ATHENS PARTNERS	1,199,088	327,639	2,978,391	2,178,487	342,639	5,156,878	5,499,517	614,218	6/99	10/98	5-27.5
BIENVILLE, L.P.	958,233	20,300	1,194,688	45,729	20,300	1,240,417	1,260,717	167,269	02/97	02/97	7-40
BLANCHARD APTS	908,983	20,000	807,233	353,314	46,728	1,160,547	1,207,275	129,864	07/97	07/97	7-40
CHANDLER VILLAGE	904,955	32,000	1,249,842	0	32,000	1,249,842	1,281,842	212,295	07/97	04/97	5-30
COTTONWOOD	733,535	20,000	0	964,795	20,000	964,795	984,795	110,101	07/97	07/97	5-27.5
EVANGELINE APTS	968,897	20,000	1,364,939	0	20,000	1,364,939	1,384,939	181,574	01/98	11/97	7-40
EVERGREEN III	929,842	6,000	1,250,781	10,309	6,000	1,261,090	1,267,090	251,706	04/97	02/97	5-27.5
FAIRWAY II LP	1,043,952	48,000	1,277,751	10,874	48,000	1,288,625	1,336,625	179,712	03/97	12/96	7-40
FORT BEND	3,089,842	538,500	0	7,474,269	538,500	7,474,269	8,012,769	1,029,462	10/99	04/98	12-40
JACKSON PLACE	1,003,488	74,943	2,095,999	(57,061)	74,943	2,038,938	2,113,881	256,993	10/97	07/97	5-27.5
MAPLEWOOD APTS	908,123	47,125	1,923,321	0	47,125	1,923,321	1,970,446	198,652	08/98	03/98	5-27.5
MILTON SENIOR LP	1,167,648	51,400	2,385,863	36,255	51,400	2,422,118	2,473,518	430,814	06/97	02/97	5-27.5
NEIGHBORHOOD RESTORATION VII	2,235,691	42,825	6,368,910	0	42,825	6,368,910	6,411,735	894,383	02/98	02/98	5-27.5
PIN OAK ELDERLY ASSOC.	9,025,780	832,000	7,701,570	7,633,573	2,024,000	15,335,143	17,359,143	2,048,919	01/96	11/97	5-27.5
RANDOLPH VILLAGE	5,799,295	1,168,500	9,187,147	4,945	1,168,500	9,192,092	10,360,592	1,107,026	08/97	12/97	5-27.5
RVKY,LP	1,337,287	65,582	1,315,622	370,442	65,582	1,686,064	1,751,646	216,485	04/98	11/97	5-27.5
SAND LANE MANOR	672,076	104,000	0	1,217,985	104,000	1,217,985	1,321,985	118,951	04/98	08/97	5-27.5
SENIOR SUITES CHICAGO	4,087,580	14,922	0	7,280,884	14,922	7,280,884	7,295,806	881,535	12/98	12/97	5-27.5
SUMNER HOUSE	1,122,346	62,370	3,451,950	0	62,370	3,451,950	3,514,320	384,715	07/98	01/98	5-27.5
TERRACEVIEW APTS	718,485	16,900	1,612,988	24,900	16,900	1,637,888	1,654,788	267,766	10/97	07/97	5-27.5
TILGHMAN SQ LP	782,981	60,314	1,108,725	6,366	60,314	1,115,091	1,175,405	187,865	10/97	11/97	5-27.5
WELLSTON VILLAGE	373,886	12,500	412,617	106,366	12,500	518,983	531,483	81,985	08/97	04/97	5-27.5
WEST MEMHIS (CLUBVIEW)	2,979,850	481,388	7,259,784	213,903	481,388	7,473,687	7,955,075	1,584,510	11/96	12/97	5-27.5
YALE VILLAGE	197,545	12,500	238,542	119,139	12,500	357,681	370,181	65,503	07/98	02/98	5-27.5

	44,313,867	4,280,208	57,466,070	28,064,915	5,513,936	85,530,985	91,044,921	11,966,723

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 28

Reconciliation of Land, Building & Improvements  current year changes

Balance at beginning of period - 4/1/96		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	647,230
Improvements, etc	0
Other	0
		$647,230
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/97		$647,230
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	45,106,975
Improvements, etc	0
Other	0
		$45,106,975
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$45,754,205
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,992,073
Improvements, etc	19,183,519
Other	0
		$35,175,592
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$80,929,797
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,620,933
Improvements, etc	0
Other	0
		$9,620,933
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$90,550,730

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	312,027
Other	0
		$312,027
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$90,862,757
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	182,164
Other	0
		$182,164
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$91,044,921

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/96		$0
Current year expense	$8,223
Balance at close of period - 3/31/97		$8,223
Current year expense	$1,264,549
Balance at close of period - 3/31/98		$1,272,772
Current year expense	$1,834,970
Balance at close of period - 3/31/99		$3,107,742
Current year expense	$2,674,330
Balance at close of period - 3/31/00		$5,782,072
Current year expense	$3,196,013
Balance at close of period - 3/31/01		$8,978,085
Current year expense	$2,988,638
Balance at close of period - 3/31/02		$11,966,723

Boston Capital Tax Credit Fund II Limited Partnership - Series 29
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
BARRINGTON COVE	2,056,615	183,750	6,403,281	25,136	183,700	6,428,417	6,612,117	1,079,367	05/97	04/97	5-39
BRYSON APTS	382,347	10,728	269,886	257,535	10,728	527,421	538,149	80,015	01/98	08/97	5-27.5
COLLINS HOUSING	680,779	22,500	370,580	508,821	22,500	879,401	901,901	122,079	06/98	09/97	5-27.5
DOGWOOD RURAL ASSOC	1,367,104	56,332	1,616,052	478,806	56,332	2,094,858	2,151,190	213,502	05/99	10/98	5-27.5
EDGEWOOD EST	1,978,174	283,199	3,951,368	0	283,199	3,951,368	4,234,567	424,890	09/98	03/98	5-27.5
EMERALD TRACE	1,319,333	43,548	0	2,658,982	43,548	2,658,982	2,702,530	220,467	04/99	08/98	5-27.5
FORREST HILL APTS	2,897,605	191,250	0	5,516,703	221,250	5,516,703	5,737,953	452,295	11/98	07/97	5-27.5
GLENBROOK APTS	507,604	4,606	674,111	14,820	4,606	688,931	693,537	110,936	03/97	12/97	5-27.5
HARBOR POINTE	1,552,320	280,000	5,672,581	112,232	280,000	5,784,813	6,064,813	390,832	10/99	12/97	5-40
JACKSBORO APTS	600,002	31,893	268,583	496,785	31,893	765,368	797,261	120,260	01/98	12/97	5-27.5
JACKSON PARTNERS	5,640,000	300,067	6,039,223	3,562,603	315,352	9,601,826	9,917,178	1,487,492	06/98	12/96	5-27.5
KIEHL PARTNERS	9,200,000	747,825	9,410,576	3,829,286	747,825	13,239,862	13,987,687	1,536,621	06/99	02/98	5-27.5
LOMBARD PARTNERS	975,293	25,000	1,470,259	0	25,000	1,470,259	1,495,259	195,136	07/98	10/98	5-27.5
LUTKIN BAYOU ASSOC	822,161	25,000	878,839	61,694	25,000	940,533	965,533	126,852	06/97	11/97	5-27.5
THE LINCOLN HOTEL	797,847	0	1,454,115	105,720	0	1,559,835	1,559,835	226,509	07/97	02/97	5-27.5
NORTHFIELD APTS III	4,250,000	200,613	5,814,532	1,152,907	214,213	6,967,439	7,181,652	1,181,103	02/98	12/96	5-27.5
NORTHWAY DRIVE	1,516,830	280,849	1,480	4,794,044	280,849	4,795,524	5,076,373	494,225	03/98	04/97	5-45
OZARK ASSOC	456,431	13,750	511,269	36,247	13,750	547,516	561,266	76,329	07/97	10/97	5-27.5
PALMETTO PLACE	1,100,303	56,000	0	2,106,692	12,000	2,106,692	2,118,692	169,523	04/99	10/98	5-27.5
POPLARVILLE APTS	393,267	12,000	406,502	31,608	12,000	438,110	450,110	58,760	07/97	10/97	5-27.5
RHOME APTS	511,697	8,313	675,804	4,917	8,313	680,721	689,034	111,572	07/97	12/97	5-27.5
WESTFIELD APTS	794,275	49,748	1,773,153	0	49,748	1,773,153	1,822,901	201,755	08/98	11/97	5-27.5

	39,799,987	2,826,971	47,662,194	25,755,538	2,841,806	73,417,732	76,259,538	9,080,520

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 29

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	25,053,524
Improvements, etc	0
Other	0
		$25,053,524
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$25,053,524
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	19,483,060
Improvements, etc	16,333,428
Other	0
		$35,816,488
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$60,870,012
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,952,581
Improvements, etc	9,065,633
Other	0
		$15,018,214
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$75,888,226
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	191,162
Other	0
		$191,162
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$76,079,388
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	180,150
Other	0
		$180,150
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$76,259,538

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/97		$0
Current year expense	$271,480
Balance at close of period - 3/31/98		$271,480
Current year expense	$1,330,842
Balance at close of period - 3/31/99		$1,602,322
Current year expense	$2,247,040
Balance at close of period - 3/31/00		$3,849,362
Current year expense	$2,630,360
Balance at close of period - 3/31/01		$6,479,722
Current year expense	$2,600,798
Balance at close of period - 3/31/02		$9,080,520

Boston Capital Tax Credit Fund IV LP - Series 30
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation computed
BELLWOOD FOUR	703,040	45,000	676,598	704,456	45,000	1,381,054	1,426,054	211,393	05/98	09/97	5-27.5
BOWIE APTS	1,116,907	32,714	267,955	1,199,999	32,714	1,467,954	1,500,668	192,959	10/98	08/97	5-27.5
BYAM LP	1,169,920	185,000	2,261,674	(28,934)	185,000	2,232,740	2,417,740	261,896	02/98	02/97	5-27.5
CVVA LP	1,544,445	60,000	1,250,961	683,406	60,000	1,934,367	1,994,367	262,985	10/99	03/98	5-27.5
EMERALD TRACE II	411,468	20,500	1,322,164	0	20,500	1,322,164	1,342,664	114,923	12/98	07/98	5-27.5
FVA LP	890,644	36,000	668,440	426,716	36,000	1,095,156	1,131,156	100,804	07/99	03/98	5-27.5
GRAHAM APARTMENTS	1,518,562	45,563	366,387	1,485,940	45,563	1,852,327	1,897,890	273,849	09/98	08/97	5-27.5
HILLSIDE TERRACE	1,803,744	369,421	4,812,286	1,651,039	330,000	6,463,325	6,793,325	298,042	07/00	04/99	12/40
JEFFRIES ASSOC	1,466,244	62,000	1,662,694	459,614	62,000	2,122,308	2,184,308	194,760	05/99	10/98	5-27.5
JMC LIMITED LIABILITY	782,129	50,000	0	1,711,213	11,000	1,711,213	1,722,213	174,549	03/98	08/97	5-27.5
KGVA LP	1,870,544	112,000	1,697,834	639,638	112,000	2,337,472	2,449,472	267,592	02/99	03/98	5-27.5
LINDEN PARTERS	926,617	4,848	1,819,922	0	4,848	1,819,922	1,824,770	140,847	06/99	07/98	7-40
MADISON PTRS LP	1,629,674	314,510	788,736	4,607,047	322,023	5,395,783	5,717,806	705,896	03/99	11/97	5-27.5
MESA GRANDE	1,974,130	0	4,153,914	31,697	117,000	4,185,611	4,302,611	329,185	12/98	02/98	5-27.5
MILLWOOD	8,291,842	892,181	0	11,502,980	869,681	11,502,980	12,372,661	722,216	11/99	12/98	10-40
NOCONA APTS	828,909	15,651	207,520	902,270	15,651	1,109,790	1,125,441	132,131	12/98	08/97	5-27.5
PYRAMID ONE	654,628	100,000	1,445,832	1,125	100,000	1,446,957	1,546,957	140,952	11/99	04/99	5-27.5
SUNRISE HOMES	775,825	0	2,679,914	209,755	134,259	2,889,669	3,023,928	226,393	12/98	02/98	5-27.5
TRINITY LIFE GARDENS	1,302,418	65,575	2,309,061	902,233	60,000	3,211,294	3,271,294	356,429	12/99	04/99	5-27.5
WEST SWANZEY	617,771	94,900	2,010,096	54,366	94,900	2,064,462	2,159,362	245,427	02/98	07/97	5-27.5

	30,279,461	2,505,863	30,401,988	27,144,560	2,658,139	57,546,548	60,204,687	5,353,228

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 30

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,362,304
Improvements, etc	0
Other	0
		$7,362,304
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$7,362,304
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,618,602
Improvements, etc	9,868,994
Other	0
		$24,487,596
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$31,849,900
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,102,175
Improvements, etc	16,227,330
Other	0
		$25,329,505
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$57,179,405
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,489,235
Other	0
		$2,489,235
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$59,668,640

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	536,047
Other	0
		$536,047
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$60,204,687

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/97		$0
Current year expense	$49,478
Balance at close of period - 3/31/98		$49,478
Current year expense	$463,672
Balance at close of period - 3/31/99		$513,150
Current year expense	$945,532
Balance at close of period - 3/31/00		$1,458,682
Current year expense	$1,631,321
Balance at close of period - 3/31/01		$3,090,003
Current year expense	$2,263,225
Balance at close of period - 3/31/02		$5,353,228

Boston Capital Tax Credit Fund IV LP-Series 31
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
BRITTNEY SQUARE	626,354	247,000	1,280,705	0	247,000	1,280,705	1,527,705	116,599	07/98	07/98	5-27.5
CANTON HOUSING I	2,239,812	99,900	2,245,160	609,420	99,900	2,854,580	2,954,480	423,265	07/98	11/97	5-27.5
CANTON HOUSING II	1,132,530	66,920	1,023,746	294,623	66,920	1,318,369	1,385,289	200,822	07/98	11/97	5-27.5
CANTON HOUSING III	838,932	38,205	799,913	230,478	38,205	1,030,391	1,068,596	153,445	07/98	11/97	5-27.5
CANTON HOUSING IV	812,778	40,500	784,923	218,127	40,500	1,003,050	1,043,550	152,669	07/98	11/97	5-27.5
CLEVELAND PTRS	1,578,799	244,500	1,941,969	3,474,539	265,000	5,416,508	5,681,508	821,103	06/98	11/97	5-27.5
DOUBLE SPRINGS	393,627	157,000	960,378	505,494	157,000	1,465,872	1,622,872	127,123	03/99	09/98	5-27.5
EAGLE’S RIDGE TERRACE	1,824,969	63,200	508,815	1,871,452	63,200	2,380,267	2,443,467	252,016	05/98	12/97	5-27.5
ELLISVILLE LP	661,754	31,000	723,650	167,616	31,000	891,266	922,266	96,301	06/98	12/97	5-27.5
G.A.V.A. LP	718,661	35,500	616,645	274,109	35,500	890,754	926,254	89,236	02/99	03/98	5-27.5
HATTIESBURG LP	827,365	15,000	979,143	201,920	15,000	1,181,063	1,196,063	122,295	06/98	12/97	5-27.5
HENDERSON TERRACE	522,834	22,000	221,549	471,083	22,000	692,632	714,632	68,889	09/98	11/97	5-27.5
HERITAGE I	888,060	46,000	522,601	830,209	46,014	1,352,810	1,398,824	171,722	05/98	10/97	5-27.5
HURRICANE HILLS	781,674	121,171	3,086,025	12,332	121,171	3,098,357	3,219,528	342,430	08/98	09/97	5-27.5
LAKEVIEW LITTLE ELM	446,156	28,750	255,929	320,939	28,750	576,868	605,618	72,074	01/99	11/97	5-27.5
LEVEL CREEK	12,790,000	1,120,908	0	13,496,540	1,120,908	13,496,540	14,617,448	2,184,078	05/99	05/98	5-27.5
MESQUITE TRAILS	684,905	10,860	240,143	708,972	10,860	949,115	959,975	115,237	11/98	11/97	5-27.5
MONFORT HOUSING	3,720,918	436,143	2,661,689	1,561,505	436,143	4,223,194	4,659,337	472,952	10/98	09/97	5-27.5
N.M.V.A. LP	861,611	44,114	679,817	401,449	44,114	1,081,266	1,125,380	104,484	04/99	03/98	5-27.5
PILOT POINT LP	769,175	65,570	339,377	602,440	65,570	941,817	1,007,387	115,995	02/99	11/97	5-27.5
RIVERBEND APTS	784,261	201,961	0	2,494,490	201,961	2,494,490	2,696,451	238,333	07/98	10/97	5-27.5
SAN ANGELO BENT TREE	2,671,787	294,023	0	6,596,124	300,841	6,596,124	6,896,965	516,004	07/99	12/97	5-27.5
SEAGRAVES APTS	454,287	25,200	537,944	0	25,200	537,944	563,144	27,767	05/00	09/00	5-27.5
SENCIT HAMPDEN	2,158,615	307,860	0	5,088,365	307,860	5,088,365	5,396,225	436,377	09/98	10/97	7-40
SILVER CREEK	3,358,756	175,000	0	9,018,874	175,000	9,018,874	9,193,874	785,915	08/99	03/98	5-27.5
SUMMERDALE PTRS	3,752,139	420,540	1,386,000	4,968,633	271,620	6,354,633	6,626,253	519,712	04/99	12/98	5-27.5
WINDSOR PARK PTRS	7,500,000	248,000	5,105,823	7,523,548	269,011	12,629,371	12,898,382	1,649,609	03/99	11/97	5-27.5

	53,800,759	4,606,825	26,901,945	61,943,280	4,506,248	88,845,225	93,351,473	10,376,452

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 31

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/97		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	20,789,823
Improvements, etc	0
Other	0
		$20,789,823
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$20,789,823
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,155,803
Improvements, etc	23,622,080
Other	0
		$33,777,883
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$54,567,706
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	37,773,041
Other	0
		$37,773,041
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$92,340,747
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	561,718
Improvements, etc	171,433
Other	0
		$733,151
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$93,073,898
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	277,575
Other	0
		$277,575
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$93,351,473

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/97		$0
Current year expense	$41,619
Balance at close of period - 3/31/98		$41,619
Current year expense	$973,901
Balance at close of period - 3/31/99		$1,015,520
Current year expense	$2,743,105
Balance at close of period - 3/31/00		$3,758,625
Current year expense	$3,363,318
Balance at close of period - 3/31/01		$7,121,943
Current year expense	$3,254,509
Balance at close of period - 3/31/02		$10,376,452

Boston Capital Tax Credit Fund IV LP - Series 32
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation computed
200 EAST AVENUE	9,154,670	61,000	7,896,816	2,369,019	61,000	10,265,835	10,326,835	677,389	07/00	01/99	12-40
ATHENS PARTNERS	1,199,088	327,639	2,978,391	2,178,487	342,639	5,156,878	5,499,517	614,218	06/99	10/98	5/27.5
CHARDONNAY LP	77,888	5,200	586,804	26,797	5,200	613,601	618,801	117,989	01/97	01/98	5-27.5
COGIC VILLAGE	2,406,922	115,000	0	8,689,057	115,000	8,689,057	8,804,057	1,281,874	07/99	04/98	5-27.5
COURTSIDE	903,154	146,529	2,820,490	0	146,529	2,820,490	2,967,019	329,535	07/98	06/98	7-40
FFLM ASSOC	7,594,997	1,359,240	12,454,121	2,512	1,359,240	12,456,633	13,815,873	3,311,864	01/95	01/98	5-40
GRANDA ROSE	219,873	5,000	271,347	0	5,000	271,347	276,347	10,642	11/01	05/01	5-27.5
INDIANA DEV (CLEAR CREEK)	1,611,547	55,000	3,760,163	(109,376)	55,000	3,650,787	3,705,787	303,259	09/99	07/98	5-27.5
JACKSON BOND	5,000,000	536,323	952,071	6,791,555	536,323	7,743,626	8,279,949	779,802	12/99	07/98	5-27.5
KEIST TOWNHOMES	3,575,101	622,558	0	12,152,728	622,558	12,152,728	12,775,286	666,459	12/99	11/98	10-40
MARTINSVILLE I	278,029	24,000	0	1,095,639	52,000	1,095,639	1,147,639	57,430	02/00	08/99	5-40
PARKSIDE PLAZA	1,324,092	0	0	4,105,396	0	4,105,396	4,105,396	137,186	05/01	07/99	5-27.5
PECAN MANOR	780,577	60,400	1,961,002	160,953	60,400	2,121,955	2,182,355	188,670	10/98	07/98	5-27.5
PEARL PARTNERS	8,000,000	599,461	2,248,687	9,235,006	615,788	11,483,693	12,099,481	1,176,474	12/99	06/98	5-27.5
PEARLWOOD LP	954,603	162,032	2,099,724	(300,770)	162,032	1,798,954	1,960,986	262,410	05/98	02/98	5-27.5
PINE RIDGE	799,811	88,220	0	2,134,022	94,833	2,134,022	2,228,855	180,537	01/99	07/98	5-27.5
PYRAMID IV LP	921,989	99,500	368,780	3,418,489	99,500	3,787,269	3,886,769	261,365	05/00	05/98	5-27.5

	44,802,341	4,267,102	38,398,396	51,949,514	4,333,042	90,347,910	94,680,952	10,357,103

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 32

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	30,592,172
Improvements, etc	0
Other	0
		$30,592,172
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$30,592,172
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	11,796,979
Improvements, etc	42,439,868
Other	0
		$54,236,847
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$84,829,019
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	4,887,087
Other	0
		$4,887,087
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$89,716,106
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	276,347
Improvements, etc	4,688,499
Other	0
		$4,964,846
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$94,680,952

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/98		$0
Current year expense	$1,855,693
Balance at close of period - 3/31/99		$1,855,693
Current year expense	$1,533,304
Balance at close of period - 3/31/00		$3,388,997
Current year expense	$3,367,095
Balance at close of period - 3/31/01		$6,756,092
Current year expense	$3,601,011
Balance at close of period - 3/31/02		$10,357,103

Boston Capital Tax Credit Fund IV LP - Series 33
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation computed
BRADFORD GROUP	1,055,961	101,388	0	2,695,584	101,388	2,695,584	2,796,972	225,213	09/99	10/98	5-27.5
FFLM ASSOC.	7,594,997	1,359,240	12,454,121	2,512	1,359,240	12,456,633	13,815,873	3,311,864	01/95	01/98	5-40
FOREST PARK	883,152	175,500	0	2,156,764	175,500	2,156,764	2,332,264	191,205	01/99	07/98	5-27.5
HARBOUR POINTE	1,554,989	280,000	5,672,581	112,232	280,000	5,784,813	6,064,813	390,832	10/99	01/99	5-40
KIEST TOWNHOMES	3,575,101	622,558	0	12,152,728	622,558	12,152,728	12,775,286	666,459	12/99	08/98	10-40
MERCHANT’S COURT	6,038,352	0	0	13,295,023	1,069,682	13,295,023	14,364,705	993,008	12/99	10/98	10-40
NHC #5	3,087,360	387,045	0	6,363,027	387,045	6,363,027	6,750,072	923,695	07/99	03/98	5-27.5
NORTHROCK HOUSING	2,580,636	250,478	1,356,518	3,304,851	250,478	4,661,369	4,911,847	228,697	05/00	05/99	10-40
SOUTHAVEN	9,790,000	974,288	1,815,504	10,687,540	999,288	12,503,044	13,502,332	1,331,374	12/99	10/98	5-27.5
STEARNS ASSITED LIVING	435,500	1	0	2,934,502	1	2,934,502	2,934,503	57,531	3/01	12/99	5-27.5

	36,596,048	4,150,498	21,298,724	53,704,763	5,245,180	75,003,487	80,248,667	8,319,878

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 33

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	17,889,644
Improvements, etc	0
Other	0
		$17,889,644
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$17,889,644
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,559,577
Improvements, etc	37,620,253
Other	0
		$45,179,830
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$63,069,474
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	13,783,067
Other	0
		$13,783,067
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$76,852,541
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	3,396,126
Other	0
		$3,396,126
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$80,248,667

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/98		$0
Current year expense	$1,694,284
Balance at close of period - 3/31/99		$1,694,284
Current year expense	$1,033,967
Balance at close of period - 3/31/00		$2,728,251
Current year expense	$2,717,698
Balance at close of period - 3/31/01		$5,445,949
Current year expense	$2,873,929
Balance at close of period - 3/31/02		$8,319,878

Boston Capital Tax Credit Fund IV LP - Series 34
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation computed
ABBEY RIDGE	484,663	48,000	2,129,097	0	48,000	2,129,097	2,177,097	120,464	01/00	02/00	5-27.5
ALLISON APTS	899,586	208,000	0	1,733,194	208,000	1,733,194	1,941,194	154,666	01/99	11/98	5-27.5
BELMONT AFFORDABLE HOUSING	518,496	5,000	2,374,186	0	5,000	2,374,186	2,379,186	194,914	12/98	01/99	5-27.5
BOERNE CREEKSIDE	2,041,181	204,622	0	4,770,432	205,736	4,770,432	4,976,168	239,821	06/00	11/98	5-27.5
HIGHWAY 18 PARTNERS	10,550,000	766,286	7,424,418	5,549,413	797,823	12,973,831	13,771,654	990,353	06/00	10/99	5-27.5
HOWARD PARK	379,144	75,000	1,159,772	12,000	75,000	1,171,772	1,246,772	148,470	12/99	04/99	5-27.5
KERRVILLE MEADOWS	1,594,379	174,699	0	4,345,403	226,306	4,345,403	4,571,709	314,342	04/00	11/98	5-27.5
MERCHANT’S COURT	6,038,352	1,069,682	3,060,740	10,234,283	1,069,682	13,295,023	14,364,705	993,008	12/99	02/99	5-27.5
MILLWOOD PARK	8,291,842	892,181	0	11,502,980	869,681	11,502,980	12,372,661	722,216	11/99	12/98	10-40
MONTOUR FALLS VILLAGE	1,021,520	65,556	0	1,824,217	35,000	1,824,217	1,859,217	232,144	04/99	10/98	5-27.5
NORTHWOOD HOMES	798,554	96,000	1,953,479	0	96,000	1,953,479	2,049,479	154,637	06/99	04/99	5-27.5
RHP-96	1,683,730	142,576	0	3,647,061	142,576	3,647,061	3,789,637	255,453	12/99	10/98	5-27.5
SOUTHAVEN PTRS I	9,790,000	974,288	1,815,504	10,687,540	999,288	12,503,044	13,502,332	1,331,374	12/99	03/99	5-27.5
WASHINGTON COURTYARD	2,839,880	580,398	0	4,538,554	580,398	4,538,554	5,118,952	317,105	08/00	08/99	5-27.5

	46,931,327	5,302,288	19,917,196	58,845,077	5,358,490	78,762,273	84,120,763	6,168,967

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 34

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/98		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,477,426
Improvements, etc	0
Other	0
		$4,477,426
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/99		$4,477,426
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,434,539
Improvements, etc	36,399,836
Other	0
		$50,834,375
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$55,311,801
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	28,731,541
Other	0
		$28,731,541
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
		$84,043,342
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,421
Other	0
		$77,421
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$84,120,763

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/98		$0
Current year expense	$0
Balance at close of period - 3/31/99		$0
Current year expense	$496,969
Balance at close of period - 3/31/00		$496,969
Current year expense	$2,631,105
Balance at close of period - 3/31/01		$3,128,074
Current year expense	$3,040,893
Balance at close of period - 3/31/02		$6,168,967

Boston Capital Tax Credit Fund IV LP - Series 35
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation computed
ASHTON COVE	1,980,014	315,041	0	4,496,758	315,041	4,496,758	4,811,799	211,437	04/00	01/00	7-40
BRAZOSWOOD	1,995,833	83,741	0	5,529,182	162,413	5,529,182	5,691,595	256,967	07/00	07/99	5-27.5
COLUMBIA WOODS	4,392,252	605,453	0	10,165,504	630,361	10,165,504	10,795,865	40,901	U/C	10/00	5-27.5
CYPRESS POINTE	2,756,788	247,810	3,148,052	2,740,199	247,810	5,888,251	6,136,061	420,363	03/00	04/99	5-27.5
GARDEN GATE II (NEW CANEY)	862,641	34,078	0	1,874,456	34,078	1,874,456	1,908,534	78,302	07/00	03/99	7-40
HILLSIDE TERRACE	1,803,744	369,421	4,812,286	1,651,039	330,000	6,463,325	6,793,325	298,042	07/00	04/99	12-40
MULVANE HOUSING	2,018,643	188,000	4,043,181	6,038	188,000	4,049,219	4,237,219	250,695	11/99	12/98	10-40
RIVERWALK APTS HOMES	418,744	44,380	1,699,925	0	44,380	1,699,925	1,744,305	183,884	07/99	12/98	5-27.5
TENNESSEE PARTNERS XII	5,000,000	390,100	6,182,403	22,992	390,100	6,205,395	6,595,495	603,581	12/99	04/99	5-27.5
WASHINGTON COURTYARD	2,839,880	580,398	0	4,538,554	580,398	4,538,554	5,118,952	317,105	08/00	08/99	5-27.5
WEDGEWOOD PARK	5,467,628	750,000	0	11,893,798	812,355	11,893,798	12,706,153	531,634	08/00	12/99	5-27.5

	29,536,167	3,608,422	19,885,847	42,918,520	3,734,936	62,804,367	66,539,303	3,192,911

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

U/C-Property was under construction as of March 31, 2002

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 35

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	22,888,816
Improvements, etc	0
Other	0
		$22,888,816
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$22,888,816
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	605,453
Improvements, etc	32,788,341
Other	0
		$33,393,794
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$56,282,610
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	10,256,693
Other	0
		$10,256,693
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$66,539,303

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/99		$0
Current year expense	$109,873
Balance at close of period - 3/31/00		$109,873
Current year expense	$1,272,940
Balance at close of period - 3/31/01		$1,382,813
Current year expense	$1,810,098
Balance at close of period - 3/31/02		$3,192,911

Boston Capital Tax Credit Fund IV LP - Series 36
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation computed
ALOHA HOUSING	3,465,276	552,000	3,283,217	5,963	552,000	3,289,180	3,841,180	288,233	11/99	08/99	5-27.5
ANNADALE HOUSING	10,970,799	226,000	12,231,650	64,145	226,000	12,295,795	12,521,795	2,649,063	06/90	01/00	5-50
ASHTON RIDGE	2,666,108	300,500	9,547,932	250,558	300,500	9,798,490	10,098,990	810,475	12/00	02/00	5-27.5
NOWATA	1,260,453	35,000	859,081	733,408	30,000	1,592,489	1,622,489	118,862	02/00	08/99	5-30
PARIS PLACE	1,271,424	272,000	0	2,010,100	272,000	2,010,100	2,282,100	70,283	09/00	11/99	5-27.5
RIVERVIEW BEND	3,353,333	150,000	3,277,543	1,173,781	241,987	4,451,324	4,693,311	376,024	03/00	12/99	5-27.5
SR SUITES WASHINGTON HGTS	3,393,781	29,876	7,361,729	40,238	29,876	7,401,967	7,431,843	330,882	11/00	12/99	5-27.5
VALLEYVIEW EST	478,400	188,091	2,125,968	(9,309)	188,091	2,116,659	2,304,750	188,981	05/00	11/99	5-27.5
WEDGEWOOD PARK	5,467,628	750,000	0	11,893,798	812,355	11,893,798	12,706,153	531,634	08/00	12/99	5-27.5
WILLOWBROOK APTS	1,071,920	215,000	2,220,401	0	215,000	2,220,401	2,435,401	145,508	09/99	06/99	5-27.5
WINGFILED APTS	686,728	139,800	2,104,682	0	139,800	2,104,682	2,244,482	161,259	07/99	06/99	5-27.5

	34,085,850	2,858,267	43,012,203	16,162,682	3,007,609	59,174,885	62,182,494	5,671,204

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 36

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	13,858,724
Improvements, etc	0
Other	0
		$13,858,724
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$13,858,724
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	22,306,082
Improvements, etc	25,593,908
Other	0
		$47,899,990
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$61,758,714
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions
Improvements, etc	423,780
Other	0
		$423,780
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$62,182,494

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/99		$0
Current year expense	$109,722
Balance at close of period - 3/31/00		$109,722
Current year expense	$3,420,983
Balance at close of period - 3/31/01		$3,530,705
Current year expense	$2,140,499
Balance at close of period - 3/31/02		$5,671,204

Boston Capital Tax Credit Fund IV LP - Series 37
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation computed
ASHTON RIDGE	2,666,108	300,500	9,547,932	250,558	300,500	9,798,490	10,098,990	810,475	12/00	02/00	5-27.5
BALDWIN VILLAS	7,974,106	200,000	0	7,838,615	325,000	7,838,615	8,163,615	165,582	7/01	10/99	5-27.5
COLUMBIA WOODS	4,392,252	605,453	0	10,165,504	630,361	10,165,504	10,795,865	40,901	U/C	10/00	5-27.5
HIGHWAY 18	10,550,000	766,286	7,424,418	5,549,413	797,823	12,973,831	13,771,654	990,353	06/00	10/99	5-27.5
SR SUITES WASHINTGON HGTS	3,393,781	29,876	7,361,729	40,238	29,876	7,401,967	7,431,843	330,882	11/00	12/99	5-27.5
SILVER POND	4,445,897	340,000	3,518,005	2,801,951	340,000	6,319,956	6,659,956	170,615	12/01	06/00	40
STEARNS ASSISTED LIVING	435,500	1	0	2,934,502	1	2,934,502	2,934,503	57,531	3/01	12/99	5-27.5

	33,857,644	2,242,116	27,852,084	29,580,781	2,423,561	57,432,865	59,856,426	2,566,339

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

U/C-Property was under construction as of March 31, 2002

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 37

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/99		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	8,390,705
Improvements, etc	0
Other	0
		$8,390,705
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$8,390,705
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,519,032
Improvements, etc	19,144,384
Other	0
		$29,663,416
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$38,054,121
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	21,802,305
Other	0
		$21,802,305
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$59,856,426

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/99		$0
Current year expense	$0
Balance at close of period - 3/31/00		$0
Current year expense	$719,027
Balance at close of period - 3/31/01		$719,027
Current year expense	$1,847,312
Balance at close of period - 3/31/02		$2,566,339

Boston Capital Tax Credit Fund IV LP - Series 38
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation computed
ALDINE WESTFIELD	2,990,000	334,472	0	8,894,479	347,330	8,894,479	9,241,809	138,089	07/01	04/00	5-27.5
ANDOVER HOUSING	2,675,861	150,000	4,645,760	356,952	150,000	5,002,712	5,152,712	160,625	12/00	05/00	10-40
ARBORS AT EAGLE CREST	1,788,563	305,872	0	8,377,643	290,000	8,377,643	8,667,643	238,699	10/01	12/00	5-27.5
BRISTOW PLACE	1,242,143	32,500	896,311	906,749	32,500	1,803,060	1,835,560	69,396	12/00	06/00	5-30
COLUMBIA CREEK	5,278,781	1,068,040	0	11,364,122	1,070,161	11,364,122	12,434,283	148,254	11/01	08/00	5-27.5
CUSHING PLACE	1,107,945	0	1,358,355	207,052	30,000	1,565,407	1,595,407	96,332	10/00	03/00	5-27.5
EDNA VANDERBILT	332,192	10,000	502,555	10,000	502,555	512,555	16,513	10/01	05/01	5-27.5
HAMMOND PLACE	495,490	94,026	2,164,107	0	94,026	2,164,107	2,258,133	102,852	04/00	03/00	5-27.5
HERITAGE II	914,026	60,130	1,171,322	(11,257)	60,130	1,160,065	1,220,195	82,506	06/00	06/00	5-27.5
WILLOWBROOK II	991,424	168,860	2,093,435	0	168,860	2,093,435	2,262,295	102,327	10/01	03/00	5-27.5

	17,816,425	2,223,900	12,831,845	30,095,740	2,253,007	42,927,585	45,180,592	1,155,593

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 38

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/00		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	14,543,190
Improvements, etc	0
Other	0
		$14,543,190
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$14,543,190
Additions during period:
Acquisitions through foreclosure	$512,555
Other acquisitions	30,124,847
Improvements, etc	0
Other	0
		$30,637,402
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$45,180,592

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/00		$0
Current year expense	$143,616
Balance at close of period - 3/31/01		$143,616
Current year expense	$1,011,977
Balance at close of period - 3/31/02		$1,155,593

Boston Capital Tax Credit Fund IV LP - Series 39
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation computed
ARBORS AT EAGLE CREST	1,788,563	305,872	0	8,377,643	290,000	8,377,643	8,667,643	238,699	10/01	12/00	5-27.5
ARBORS AT IRONWOOD	1,819,785	121,057	0	5,643,937	110,000	5,643,937	5,753,937	183,155	09/01	07/00	5-27.5
AUSTIN ACRES	871,910	128,000	0	69,822	128,000	69,822	197,822	18,406	09/01	11/00	5-27.5
COLUMBIA CREEK	5,278,781	1,068,040	0	11,364,122	1,070,161	11,364,122	12,434,283	148,254	11/01	08/00	5-27.5
DAYSTAR	817,028	155,028	0	39,985	155,028	39,985	195,013	44,126	01/01	02/01	5-27.5
GOUVERNEUR SR	1,752,528	0	0	4,152,754	66,600	4,152,754	4,219,354	33,877	10/01	12/00	12-40
HILLVIEW	923,167	10,000	1,201,246	0	10,000	1,201,246	1,211,246	36,663	12/01	05/01	5-27.5
TALLY HO II	584,072	30,000	1,131,775	0	30,000	1,131,775	1,161,775	21,049	12/01	06/01	5-27.5
TIMEVER TRAILS I	824,651	50,000	1,280,757	0	50,000	1,280,757	1,330,757	22,031	07/01	06/01	5-27.5

	14,660,485	1,867,997	3,613,778	29,648,263	1,909,789	33,262,041	35,171,830	746,260

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 39

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/00		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,376,035
Improvements, etc	0
Other	0
		$4,376,035
Deductions during period:
Cost of real estate sold	$0
Other	0
Other		$0
Balance at close of period - 3/31/01		$4,376,035
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,703,778
Improvements, etc	29,690,055
Other	0
		$33,393,833
Deductions during period:
Cost of real estate sold	$0
Other	(2,598,038)
		$(2,598,038)
Balance at close of period - 3/31/02		$35,171,830

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/00		$0
Current year expense	$11,017
Balance at close of period - 3/31/01		$11,017
Current year expense	$735,243
Balance at close of period - 3/31/02		$746,260

Boston Capital Tax Credit Fund IV LP - Series 40
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation computed
ARBORS IRONWOOD II	903,000	115,000	2,665,008	0	115,000	2,665,008	2,780,008	55,029	11/01	02/01	5-27.5
AZLE FOUNTAINHEAD	829,749	52,400	782,639	0	52,400	782,639	835,039	21,287	U/C	10/01	5-27.5
BALDWIN VILLAS	7,974,106	325,000	7,838,615	0	325,000	7,838,615	8,163,615	165,582	07/01	07/01	5-27.5
CAPITAL FIVE	0	107,162	1,117,138	0	107,162	1,117,138	1,224,300	0	U/C	06/01	N/A
CARLISLE APTS	939,802	84,027	2,158,184	0	84,027	2,158,184	2,242,211	52,489	06/01	02/01	5-27.5
CENTER PLACE II	789,018	28,590	1,267,462	0	28,590	1,267,462	1,296,052	22,085	10/01	10/01	5-27.5
KC HOMES	3,893,135	275,100	4,764,685	0	275,100	4,764,685	5,039,785	58,572	11/01	08/01	5-27.5
LONDONTOWN HOMES	612,000	257,366	2,281,695	0	257,366	2,281,695	2,539,061	32,791	06/01	02/01	5-27.5
MA NO. 2	1,403,581	66,500	2,450,256	0	66,500	2,450,256	2,516,756	0	02/02	02/01	N/A
MEADOWSIDE ASSOC	963,226	0	0	0	0	0	0	0	12/01	05/01	N/A
NORTHROCK II	1,242,583	110,000	892,246	0	110,000	892,246	1,002,246	2,098	U/C	07/01	10-40
OAKLAND PSHP	1,252,977	40,000	2,017,047	0	40,000	2,017,047	2,057,047	70,491	07/01	02/01	5-27.5
SEDGWICK SUNDANCE	540,000	5,000	2,176,106	0	5,000	2,176,106	2,181,106	14,593	10/01	09/01	5-27.5
SOUTHBROOK HOMES	558,000	240,000	2,272,500	0	240,000	2,272,500	2,512,500	14,553	11/01	04/01	5-27.5
WESTERN GARDENS	1,300,631	40,800	2,086,305	0	40,800	2,086,305	2,127,105	74,730	07/01	02/01	5-27.5

	23,201,808	1,746,945	34,769,886	0	1,746,945	34,769,886	36,516,831	584,300

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

U/C-Property was under construction as of March 31, 2002

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 40

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/01		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	36,516,831
Improvements, etc	0
Other	0
		$36,516,831
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$36,516,831

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/01		$0
Current year expense	$584,300
Balance at close of period - 3/31/02		$584,300

Boston Capital Tax Credit Fund IV LP - Series 41
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation computed
BIENVILLE	818,871	16,500	1,309,576	0	16,500	1,309,576	1,326,076	43,414	11/01	12/01	5-27.5
BREEZEWOOD	543,950	42,500	0	0	42,500	0	42,500	0	U/C	10/01	N/A
BROOKSTONE APTS II	2,500,000	223,150	0	0	223,150	0	223,150	0	U/C	08/01	N/A
HALFMOON BDC, LP	693,760	292,000	0	0	292,000	0	292,000	0	U/C	07/01	N/A
HARBOR POINT	1,292,466	440,000	0	0	440,000	0	440,000	0	U/C	08/01	N/A
MADISON HOUSING II	1,737,846	35,000	3,953,209	0	35,000	3,953,209	3,988,209	14,801	U/C	09/01	10-40
MARWOOD SENIOR	4,098,984	0	0	0	0	0	0	0	U/C	07/01	N/A
MEADOWSIDE ASSOC	963,226	0	0	0	0	0	0	0	12/01	05/01	N/A
RED HILL APTS	841,779	24,600	1,344,222	0	24,600	1,344,222	1,368,822	46,595	06/01	11/01	5-27.5

	13,490,882	1,073,750	6,607,007	0	1,073,750	6,607,007	7,680,757	104,810

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

U/C-Property was under construction as of March 31, 2002

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund IV LP - Series 41

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/01		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,680,757
Improvements, etc	0
Other	0
		$7,680,757
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$7,680,757

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/01		$0
Current year expense	$104,810
Balance at close of period - 3/31/02		$104,810